Taxes on Income - Summary of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Components of Deferred Tax Assets [Abstract]
Net operating loss carryforwards	$ 49,906	$ 25,778
Stock based compensation	3,150	318
Fixed assets	340	45
Other	45	818
Total gross deferred tax assets, net	53,441	26,959
Valuation allowance	(44,186)	(27,075)
Warrants	(9,255)	116
Net deferred tax assets	$ 0	$ 0